DEFINITIVE SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

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[ ]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[X]	Definitive Information Statement

VALOR ENERGY CORPORATION

(Name of Registrant As Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

VALOR ENERGY CORPORATION

121G Shuswap Street

Salmon Arm, B.C., V1E 4P2,

Canada

INFORMATION STATEMENT

(Definitive)

August 6, 2009

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common and preferred stock, par value $0.001 per share (the "Voting Stock"), of
Valor Energy Corporation, a Nevada Corporation (the "Company"), to notify such Stockholders that on or about July 10, 2009, the Company received written consent in lieu of a meeting of Stockholders from (i) shareholders holding 950,000 shares of common stock entitled to one vote per share; and (ii) shareholders holding 2,007,194 shares of Series A Convertible Preferred Stock entitled to 1000 votes per share, a total of  2,008,144,000 votes,  together representing approximately 76% of the total voting stock, approving of the Company (the “Majority Stockholders”), i) to effect a 5000-for-1 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”) (there will not be an increase or decrease in authorized shares), and ii) to approve post reverse split shares under the 2009 Stock Option Plan.

On July 10, 2009, the Board of Directors of the Company approved the Reverse Stock Split and 2009 Stock Option Plan, subject to Stockholder approval. The Majority Stockholders approved the Reverse Stock Split and post reverse split shares under the 2009 Stock Option Plan by written consent in lieu of a meeting on July 10, 2009 in accordance with the Nevada General Corporation Law (“NGCL”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on July 10, 2009, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Reverse Stock Split will not be filed with the Secretary of State of the State of Nevada or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about August 6, 2009 to all Stockholders of record as of the Record Date.

RECOMMENDATION OF THE BOARD OF DIRECTORS

REVERSE STOCK SPLIT

The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the Reverse Stock Split because it will raise the initial market value of our stock and attract potential investment from outside investors.  In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be simplified.  No assurances can be given that such investors will be found.

Accordingly, it was the Board's opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return. The Board approved the Reverse Stock Split on July 10, 2009 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the Reverse Stock Split on July 10, 2009.

APPROVAL OF 2009 STOCK OPTION PLAN

The Board of Directors believes that the 2009 Stock Option Plan will advance the interests of the Company  by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance.  The Board believes it will also enable the Company to attract and retain the services of key employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance.  The Board believes it also will enable the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

The Board approved the 2009 Stock Option Plan on July 10, 2009 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the 2009 Stock Option Plan on July 10, 2009.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

1) DECREASE THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

GENERAL

The Board approved a resolution to effect a 5000-for-one reverse stock split.  Under this reverse stock split each 5000 shares of our Common Stock will be converted automatically into one share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.  The effective date of the reverse stock split will be on or about August 27, 2009.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED TWO THOUSAND-FOLD.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board of Directors believe that, among other reasons, the low market price of the Company’s Common Stock has contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates.  The Board of Directors has proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 10 reverse stock split. After the reverse split, that company will have 1/10 as many shares outstanding or 1,000,000 shares outstanding. The stock will have an initial market price of $0.10. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 1,000 shares initially at $.10 after the split. In either case, his stock will initially be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that the company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

We believe that the reverse stock split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our common stock holders uniformly and will result in the proportionate decrease in voting power of common stockholders. This decrease will be due to the fact that although the preferred and common stock vote together as one class, in accord with the Company’s articles of incorporation, the preferred stock will not be affected by the reverse split. Therefore, holders of our common stock will have there proportionate percentage of voting power decrease due to the proportionate increased share of voting power of holders of our preferred stock. Additionally, proportionate voting power of our common stockholders will be affected to the extent that the reverse split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 627,589,889 shares as of July 10, 2009 to approximately 125,518 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected.  The following chart depicts the capitalization structure of the Company, both, pre- and post-split (the post-split issued shares may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
10,000,000,000	627,589,889	9,372,410,111

Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
10,000,000,000	125,518	9,999,874,482

The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The reverse split will not change the proportionate equity interests of our stockholders, and as stated above, the proportionate voting power of common stock holders will decrease. All other rights of stockholders will remain unaltered, except for possible immaterial changes. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 5000). While we expect that the reverse split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE DIFFICULT THE REMOVAL OF MANAGEMENT.

The effective increase in our authorized shares could potentially be used by management to thwart a take-over attempt.  The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management.  The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to shareholders.  Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

As discussed below, the reason the Reverse Stock Split is being proposed is to increase the market price of the Company common stock in order to attract potential investors and conduct a financing.  This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Neither the Company’s charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The advantage of the Reverse Stock Split will be to permit the Company to pursue financing from investors and increase the market value of the issued shares of common stock in exchange for the financing.  This is the main purpose for the Reverse Stock Split and if the Reverse Stock Split is not completed, the low market value of the Company’s common stock would prohibit the Company from being able to raise additional financing.  The main disadvantage to the Reverse Stock Split is that it may have an anti-takeover effect and discourage any potential mergers or tender offers.

As discussed above, the Reverse Stock Split was the subject of a unanimous vote by the Board of Directors approving the Reverse Stock Split.  There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a reverse stock split.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF COMMON STOCK

The main purpose of completing this Reverse Stock Split is to increase the market value of our common stock in order to have the ability to issue shares to attract investors for future financing.  The Company currently has no financing agreements pending.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

The reverse split will become effective on or about August 27, 2009, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, OTR, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Our stockholders are not entitled to appraisal rights under the Nevada General Corporation Law in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the reverse stock split:

•

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 5000 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

•

Stockholders of record of the Common Stock as of July 10, 2009 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 5000 pre-split shares outstanding.

•

As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 627,589,889 shall be consolidated to a total of approximately 125,518 issued and outstanding shares (depending on the number of fractional shares that are be issued or cancelled).

•

The Company's authorized number of common stock shall remain at 10,000,000,000 shares of the Common Stock.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

2) APPROVAL OF NUMBER OF POST REVERSE SPLIT SHARES UNDER 2009 STOCK OPTION PLAN

The Board of Directors has approved the 2009 Stock Option Plan (the "Plan") for the Company in the form attached hereto as Exhibit A. The purpose of the Plan is to provide stock option incentives to directors, officers, other employees, consultants, and advisors of the Company (or any future subsidiary or parent company of the Company).

Accordingly, it was the Board's opinion that the 2009 Stock Option Plan described above would better position the Company to attract potential directors, officers, other employees, consultants, and advisors and that such talent would better serve the Company in developing the Company business plan. The Board approved the 2009 Stock Option Plan on July 10, 2009 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the 2009 Stock Option Plan on July 10, 2009.

The Company sought shareholder approval of the Plan because such approval is required under Internal Revenue Service regulations in order to allow the Company to award incentive stock options ("ISOs") under the Plan. Described below are the material features of the Plan.

GENERAL

The Plan provides for the grant of a Incentive Stock Options (“ISOs”) qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NQSOs"). The Plan is administered by the Board of Directors or an officer designated by the Board of Directors (the "Administrator"). The Company’s Board of Directors maintains full authority to administer and make amendments to the plan as needed. Option grants are made in the discretion of the Administrator and may be made to Company officers, directors, employees, consultants and other persons as determined by the Administrator. Presently, there is one (1) executive officer, and one (1) employee currently employed by the Company, both of whom (as well as all future employees) are eligible to participate in the Plan.

The Plan currently provides that a maximum of five (5) million shares of Common Stock may be issued under the Plan (subject to adjustment in the event of further stock splits or other changes in the Common Stock as provided in the Plan). To the extent that: (i) options expire or terminate for any reason prior to exercise, or (ii) options are canceled and replaced by the Administrator, the shares of Common Stock underlying such options will again be available for award under the Plan.

Shares issued under the Plan will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144, until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act of 1933. Cash proceeds from the exercise of option grants will be used for general corporate purposes.

THE ADMINISTRATOR

As mentioned above, the Administrator of the Plan will be the Board of Directors or, if delegated by the Board of Directors in its discretion, one of the Company officers. The Administrator has full authority and discretion in the administration of the Plan, including adopting rules for administration of the Plan and determining the designation of those persons receiving option grants, the type of option granted, the number of shares to be covered by options, the exercise price, and other options terms. The Administrator's decisions in the administration of the Plan are final and binding on all persons for all purposes.

OPTION TERMS

The Company may grant options under the plan and determine, at the discretion of the Board, the type of option, whether an ISO or a NQSO. Such grants must be at an exercise price per share not less than 75% of the fair market value of the Common Stock at the date of the grant (75% for optionees holding 10% of more of the Company's Voting Stock). Options must expire within five years from the date of grant for optionees holding more than 10% of the Company's Voting Stock and 10 years from the date of grant for other option holders. Options are exercisable during a recipient's lifetime only by such recipient and are transferable only upon death by will or the laws of descent and distribution following the recipient's death.

The Company may grant NQSOs under the Plan to directors, employees, consultants and advisors. Such NQSOs are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Plan. NQSOs must, however, have an exercise price not lower than the fair market value of the Common Stock on the date of grant. Additionally, no NQSO, may have a term of more than 10 years from the date of grant.

The exercise price for options may be paid to the Company, in the discretion of the Administrator, in cash, shares of Common Stock, payments over time, or through a sale and remittance procedure implemented by the Company with a brokerage firm. Generally, an option right may be exercised only by the holder within three months after his or her termination of employment (twelve months if termination is due to disability). An option generally may be exercised no later than twelve months following an active employee's death or disability. Also, an option usually is terminated immediately upon termination of an employee for material misconduct. These general rules regarding exercise following termination may be varied by the Administrator, but in no event may an option be exercised later than the date of expiration of the option.

NSOs are transferable, in whole or in part, only (i) during the recipient's lifetime if in connection with the recipient's estate plan to one or more members of the recipient's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the recipient's death.

Options may or may not be subject to a vesting schedule, whereby the options become exercisable by the recipient in portions. Such vesting may be based on the passing of time, performance goals, or some other criteria determined by the Administrator. Such vesting may be accelerated by the Administrator in its discretion in the event of a major corporation transaction (such as a merger or sale of all assets) or certain changes in control of the Company.

AMENDMENTS

The Board of Directors can increase the number of shares that may be awarded under the Plan subject to approval by the shareholders if the Board of Directors desires to issue additional Options. The Administrator may otherwise amend the Plan at any time and in any manner, subject to the rights of the holders of outstanding options as specified in their option agreements.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2009 STOCK OPTION PLAN

The following describes the general federal income tax consequences of the option grants for grant recipients and the Company. A recipient will not realize any income at the time an ISO is granted nor upon exercise of an ISO. However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the recipient's alternative minimum income tax, if any.

Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the recipient will realize capital gain or loss upon such disposition. The option exercise price will be the recipient's basis for determining the gain or loss. If the subsequent disposition of stock occurs before the special holding requirements describe above are met, the recipient generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.

A recipient will not realize any income at the time a NSO is granted. Upon the recipient's exercise of a NSO, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee.

With an NSO, at the time the recipient realizes ordinary income, the Company will be entitled to a deduction in the same amount as the ordinary income realized by the recipient. No such deduction or other tax consequence is applicable to the Company upon grant or exercise of an ISO.

The foregoing is only a summary of the effect of federal income taxation upon a recipient with respect to the grant and exercise of options under the Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.

OUTSTANDING STOCK OPTIONS

As of July 10, 2009, and prior to the ratification of the 2009 Stock Option Plan, the Company had no outstanding stock options.

SUMMARY OF 2009 STOCK OPTION PLAN

Below is a brief summary of the 2009 Stock Option Plan:

•

5.0 million shares were allocated to the plan for issuance as ISOs or NQSOs to employees, officers, directors, consultants and advisors.

•

The Board of Directors of a designated Officer of the Company will administer the plan.

•

The Board retains full authority to make amendments to and administration of the plan.

•

Eligibility, the type of option and the amount will be determined by the Administrator.

•

Options issued to both, 10% holders of the Company’s voting stock and other holders will be not less that 75% of the fair market value of the Company’s Common Stock.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended May 31, 2008
2.	Periodic Report on Form 10-Q for the quarter ended February 28, 2009

OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, July 10, 2009, the Company had 627,589,889 shares of Common Stock issued and outstanding, and there were 2,007,194 shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval and the holders of our Series A Convertible Preferred Stock are entitled to vote one thousand (1000) times for each share of Series A Convertible Preferred Stock held on all matters submitted to the shareholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

 On July 10, 2009 the holders of 950,000 shares (or approximately .0015% of the 627,589,889 shares of Common Stock then outstanding), and shareholders holding 2,007,194 shares of Series A Convertible Preferred Stock entitled to 1000 votes per share, a total of  2,008,114,000 votes, executed and delivered to the Company a written consent approving the reverse split. Since the reverse split has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

On July 10, 2009, pursuant to Nevada Revised Statutes (“NRS”) 78.200 and 78.315, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. According to NRS 78.2055, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to decrease the number of issued and outstanding shares of a class or series.  The Majority Stockholders approved the action by written consent in lieu of a meeting on July 10, 2009, in accordance with NRS 78.200 and 78.315. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the votes associated with the Company’s shares of Capital Stock, both Common and Preferred, as of July 10, 2009. The chart shows the voting information of stock held by (i) each shareholder who is known by the Company to own beneficially more than 5% of its outstanding voting stock, (ii) each director and officer, and (iii) all officers and directors as a group.  The Common Stock and Series A Convertible Preferred Stock vote together as one class on all matters requiring a shareholder vote:

The following information table sets forth certain information regarding the Company's Series A Convertible Preferred Stock owned on July 10, 2009, by

Names and Address of Directors, Officers and 5% Stockholders (1)	Total Number of Votes from Common Shares Held (1)	Total Number of Votes from Preferred Shares Held (2)	Total Number of Votes	Percentage of Total Votes (3)
Sheridan Westgarde (4)	950,000	2,007,194,000	2,008,144,000	76.21%
Total	950,000	2,007,194,000	2,008,144,000	76.21%

(1)

Based on one vote per Common share held.

(2)

Based on one thousand votes per Series A Convertible Preferred Share held.

(3)

Based on (i) 627,589,889 Common shares outstanding with one vote per share and (ii) 2,007,194 Series A Convertible Preferred shares outstanding with one thousand votes per share for a total of 2,007,194,000 total votes from preferred shares. There are 2,634,783,889 total possible votes, with preferred and common shares voting together as one class.

(4)

Unless otherwise indicated in the footnotes to the table, (1) the individuals listed have sole voting and sole investment control with respect to the shares they own and (2) the address of each owner listed is c/o the Company, 121G Shuswap St. NW, Salmon Arm, B.C., Canada – V1E 4P2.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the Nevada General Corporation Law, the Company’s articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE OF REVERSE SPLIT AND 2009 STOCK OPTION PLAN

         Pursuant to Rule 14c-2 under the Exchange Act, the reverse split and the 2009 Stock Option Plan shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August 27, 2009.

By Order of the Board of Directors /s/ Sheridan B. Westgarde Sheridan B. Westgarde Chief Executive Officer & Director

EXHIBIT A

VALOR ENERGY CORP.

STOCK OPTION PLAN

1.

Purpose. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of VALOR ENERGY CORP., a Nevada corporation (the “Company”), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22.

2.

Shares Subject to the Plan; Per-Person Award Limitation.

2.1

Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be Five Million (5,000,000) Shares. Subject to Sections 2.2 and 17, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued. Subject to Sections 2.2 and 17, in no event shall the aggregate number of Shares that may be issued pursuant to incentive stock options exceed Five Million (5,000,000) Shares.

2.2

Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws.

2.3

Individual Award Limitation. Notwithstanding any other provision in this Plan, and in addition to any requirements of this Plan, the maximum number of Shares granted hereunder to any one Participant may not exceed fifty percent (50%) of the total Shares subject to the Plan (subject to adjustments as provided in Sections 2.2 and 17 hereof).

3.

Eligibility.

3.1 General. All Awards set forth herein may be granted to employees, officers, directors, consultants and advisors of the Company or Affiliate of the Company, provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

4.

Administration.

4.1 The Plan shall be administered by the Company's Board of Directors ("Board"). The Board shall comply at all times with the then applicable requirements of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Any determination made by the Board with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.

4.2 Board Authority. Subject to the general purposes, terms and conditions of the Board, the Board shall have full power to implement and carry out the Plan. The Board may delegate to one or more officers of the Company the authority to make recommendations to grant an Award under the Plan to Participants who are not Insiders of the Company. The Board shall have the authority to:

(a)

construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)

make amendments to the rules and regulations relating to the Plan;

(c)

select the persons to receive Awards;

(d)

determine the form and terms of Awards;

(e)

determine the number of Shares or other consideration subject to Awards;

(f)

determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or Affiliate of the Company;

(g)

determine the granting of certain waivers of Plan or Award conditions;

(h)

determine the conditions concerning the vesting, exercisability and payment of Awards;

(i)

act in such matters so as to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)

determine whether an Award has been earned; and

(k)

make all other determinations necessary or advisable for the administration of the Plan.

4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the requirements of the Act, including but not limited to, Section 16 of the Exchange Act pertaining to Directors, Officers and Principal Stockholders.

4.4 Address of Board. The Board’s address to which any correspondence or notifications may be sent or given is:

121G Shuswap Street,

Salmon Arm, B.C.,

Canada V1E 4P2

Attn:  Chief Executive Officer

5. Options. The Board may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSO”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Board shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Board also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Board determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Board when the Option is granted and may be not less than the par value of a Share on the date of grant provided that: (i) the Exercise Price of an ISO shall be not less than seventy five percent (75%) of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than seventy five percent (75%) of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of any option granted that the Board intends to qualify under Section 162(m) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Board (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Unless otherwise set forth in the Stock Option Agreement, the exercise of an Option shall be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

(b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.

5.7 Limitations on Exercise. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Modification, Extension or Renewal. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Board, shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Board.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Board on the date the Restricted Stock Award is granted but shall in no event less than the par value of the Shares. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.

6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Board may impose. The Board may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Board may determine. Restricted Stock Awards that the Board intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one (1) or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Board. Such performance measures shall be established by the Board, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

7. Payment For Share Purchases.

7.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;

(c) by waiver of compensation due or accrued to Participant for services rendered;

(d) by tender of property;

(e) with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at and contain such other terms as the Board in its sole discretion shall reasonably require;

(f) by a “cashless exercise” in which Shares which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option, in accordance with the following formula:

X = Y (A-B)

A

Where:

X = the number of Shares to be issued to Optionee.

Y = the number of Shares purchasable under the amount of the Option being exercised

A = the per Share Fair Market Value

B = the per Share Exercise Price of the Option

(g) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(h)

by any combination of the foregoing.

If the Exercise Price or purchase price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

8. Withholding Taxes.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(c) all elections shall be subject to the consent or disapproval of the Board;

(d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and

(e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9.

 Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

10.

Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

11.

Restrictions on Shares. At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

12.

Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

13.

Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates.

14.

Exchange and Buy out of Awards. The Board, may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Company may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Company and the Participant shall agree.

15. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other Issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

16. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or Affiliate of the Company or limit in any way the right of the Company or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

17. Corporate Transactions.

17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than any transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), all outstanding Awards may, to the extent permitted by applicable law, be replaced by the successor corporation (if any) with Awards of equivalent value, which replacement shall be binding on all Participants. In the alternative, substantially similar consideration may be provided to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

17.3 Assumption of Awards by the Company. The Company, from time to time, also may grant Awards identical to awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by granting an Award under the Plan in replacement of such other company’s award. Such replacement shall be permissible if the holder of the replaced award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company grants Awards identical to an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code).

18.

Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

19.

Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.

20.

Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.

21.

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option or Restricted Stock.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Valor Energy Corp., a Nevada corporation, or any successor company.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq market, its last reported sale price on the Nasdaq market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c) if such Common Stock is publicly traded but is not quoted on a Nasdaq market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Plan” means this Valor Energy Corp. Stock Option Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 144

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or advisor, to the Company or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Board shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

EXERCISE NOTICE

Valor Energy Corp.

121G Shuswap Street,

Salmon Arm, B.C., Canada – V1E 4P2

Attn:  Chief Executive Officer

Attention: Stock Option Plan Administrator

1.

Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase ________ shares of the Common Stock (the "Shares") of Valor Energy Corp. (the "Company") under and pursuant to the Valor Energy Corp. Stock Option Plan (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement").

2.

Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.

Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.

Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.

5.

Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.

Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.

Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (subject to ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.

Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Nevada.

9.

Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:

Accepted by:

PARTICIPANT

VALOR ENERGY CORP.

________________________________

By: _   _____________________________

Signature

________________________________

Title: _______________________________

Print Name